UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 16, 2026

AB PRIVATE LENDING FUND

(Exact name of registrant as specified in its charter)

Delaware	814-01744	93-6555027
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Colorado Street, Suite 1500

Austin, Texas 78701

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (512) 721-2900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 16, 2026, AB Private Credit Investors LLC (the “Adviser”) and AllianceBernstein L.P. (“AB”) entered into a termination agreement to terminate that certain Sub-Advisory Agreement, dated as of August 7, 2024 (the “Sub-Advisory Agreement”). Prior to the termination of the Sub-Advisory Agreement, AB’s established high yield and leveraged loan franchise, AB High Yield, was engaged by the Adviser to manage investments in broadly syndicated loans and bond markets, and assist in the determination of the relative value opportunities between private and syndicated markets. On September 16, 2026, the Adviser and AB entered into that certain Resource Sharing Agreement dated and effective as of September 16, 2026 (the “Resource Sharing Agreement”).

Pursuant to the Resource Sharing Agreement, AB will provide the Adviser with experienced investment professionals, including employees of AB High Yield (the “Shared Employees”) and certain facilities and systems (the “Resources”) to assist the Adviser with fulfilling the Adviser’s obligations to the Fund under the Amended and Restated Investment Advisory Agreement dated August 7, 2024, by and between the Fund and the Adviser (the “Advisory Agreement”). The Adviser will leverage the Shared Employees and the Resources to, among other things, provide investment advisory, portfolio management, research, administrative and other services to the Fund with respect to the Fund’s investments in broadly syndicated loans, bond markets and other publicly traded securities that are consistent with the stated objectives of the Fund, which remain unchanged. In addition, the Shared Employees will assist the Adviser, or the Fund, as applicable, in determining relative value opportunities between private and syndicated markets. There can be no assurance that AB will perform its obligations under the Resource Sharing Agreement. The Resource Sharing Agreement may be terminated by either the Adviser or AB at any time and for any reason by providing the other party at least sixty (60) days’ prior written notice of its desired termination date, which if terminated may have a material adverse consequence on the Fund’s operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2026	AB PRIVATE LENDING FUND

	By:	/s/ Leon Hirth
Leon Hirth
Secretary